FNF Reports Fourth Quarter 2017 Diluted EPS from Continuing Operations of $0.88 and Adjusted Diluted EPS from Continuing Operations of $0.60, Pre-Tax Title Margin of 13.4% and Adjusted Pre-Tax Title Margin of 14.7%

Jacksonville, Fla. - (January 30, 2018) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and twelve-month periods ended December 31, 2017.

•	Total revenue of approximately $2.0 billion in the fourth quarter versus $1.9 billion in the fourth quarter of 2016

•
Fourth quarter net earnings from continuing operations of $246 million and adjusted net earnings from continuing operations of $170 million versus net earnings from continuing operations of $222 million and adjusted net earnings from continuing operations of $182 million for the fourth quarter of 2016

•
Fourth quarter diluted EPS from continuing operations of $0.88 and adjusted diluted EPS from continuing operations of $0.60 versus diluted EPS from continuing operations of $0.80 and adjusted diluted EPS from continuing operations of $0.65 in the fourth quarter of 2016

•
A $93 million credit adjustment was recorded to revalue the net deferred tax liability position given the recent passage of federal tax regulation; this was excluded from both adjusted net earnings and adjusted diluted EPS

•
The fourth quarter of 2016 included a $97 million pre-tax credit recorded to claims loss expense, reducing a redundancy in the reserve for title claim losses balance and making the reserve consistent with the actuarial central estimate; this was excluded from both adjusted net earnings and adjusted diluted EPS

Title

•	Approximately $1.9 billion in total revenue versus the approximately $1.8 billion in total revenue in the fourth quarter of 2016

•	Pre-tax earnings of $248 million and adjusted pre-tax earnings of $273 million versus pre-tax earnings of $360 million and adjusted pre-tax earnings of $292 million in the fourth quarter of 2016

•	Pre-tax title margin of 13.4% and adjusted pre-tax title margin of 14.7% versus pre-tax title margin of 19.5% and adjusted pre-tax title margin of 15.8% in the fourth quarter of 2016

•	Claims loss provision was reduced to 4.5% for the fourth quarter and future quarters, driven by significantly lower title loss payments related to policy years 2009-2016

•	Fourth quarter purchase orders opened and closed increased by 5% and 1%, respectively, versus the fourth quarter of 2016

•
Total commercial revenue of $288 million, a 1% increase over total commercial revenue in the fourth quarter of 2016, driven by a 6% increase in total commercial fee per file and a 4% decrease in closed orders; fourth quarter total commercial open orders increased 1% compared to the prior year; fourth quarter national commercial title revenue of $165 million, a 1% decrease from the fourth quarter of 2016, driven by a 5% increase in the national commercial fee per file and a 5% decrease in closed orders; fourth quarter national commercial open orders increased by 6%

•	Overall fourth quarter average fee per file of $2,425, a 16% increase versus the fourth quarter of 2016

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2017	167,000	61%	124,000	61%
November 2017	151,000	60%	114,000	61%
December 2017	127,000	59%	119,000	61%

Fourth Quarter 2017	445,000	60%	357,000	61%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2016	181,000	51%	140,000	50%
November 2016	159,000	53%	138,000	49%
December 2016	134,000	56%	141,000	52%

Fourth Quarter 2016	474,000	53%	419,000	51%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2017 - Total Commercial	46,300	33,200	$288	$8,700
Fourth Quarter 2016 - Total Commercial	45,900	34,700	$285	$8,200

Fourth Quarter 2017 - National Commercial	19,000	12,100	$165	$13,600
Fourth Quarter 2016 - National Commercial	17,900	12,800	$167	$13,000

"The fourth quarter was another strong performance for our title insurance business, as we generated adjusted pre-tax title earnings of $273 million and an adjusted pre-tax title margin of 14.7%," said Chairman William P. Foley, II. "For full-year 2017, we generated more than $1 billion in adjusted pre-tax title earnings and an adjusted pre-tax title margin of 14.5%.

"Overall, 2017 was a very successful strategic year for our company on a number of fronts, as we continued to deploy capital in our ongoing quest to create value for our shareholders. We simplified our corporate structure through the completion of two transactions during the year. We closed the tax-free distribution of Black Knight in September and then the exchange of the FNFV tracking stock for a new Cannae Holdings common stock and subsequent split-off of Cannae Holdings in November.

"We continued to strengthen our title insurance business, acquiring ten title and escrow companies during the year. We also continued building our real estate technology offerings aimed at real estate brokers through the Real Geeks and SkySlope acquisitions and are now focused on integrating our real estate technologies to offer a suite of best of breed technology solutions to our real estate agent customers and further solidify our relationships with this vital group of clients.

"We also devoted $549 million for the repurchase of our outstanding convertible bonds during the year, eliminating the need to issue nearly 12 million shares of FNF common stock if the notes had been converted based on the year-end conversion price.

"Additionally, for the sixth straight year, our board decided to increase our quarterly cash dividend, with our fourth quarter 2017 dividend increasing to $0.27 per share, an 8% increase from the previous quarterly dividend.

"We believe our company is well-positioned as we enter 2018 and we look forward to executing on our business plans and deploying capital to maximize returns for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2017 FNF results on Wednesday, January 31, 2018, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on January 31, 2018, through February 7, 2018, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 442706.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (adjusted pre-tax title margin from continuing operations), adjusted net earnings from continuing operations and adjusted EPS from continuing operations.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2017
Direct title premiums	$572	$572	$—
Agency title premiums	695	695	—
Escrow, title related and other fees	668	547	121
Total title and escrow	1,935	1,814	121

Interest and investment income	38	38	—
Realized gains and losses, net	2	—	2
Total revenue	1,975	1,852	123

Personnel costs	638	611	27
Agent commissions	532	532	—
Other operating expenses	469	362	107
Depreciation and amortization	50	42	8
Claim loss expense	57	57	—
Interest expense	9	—	9
Total expenses	1,755	1,604	151

Pre-tax earnings (loss) from continuing operations	$220	$248	$(28)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(2)	—	(2)
Purchase price amortization	31	25	6
Spin-off costs	1	—	1
Total non-GAAP adjustments before taxes	$30	$25	$5

Adjusted pre-tax earnings (loss) from continuing operations	$250	$273	$(23)
Adjusted pre-tax margin from continuing operations	12.7%	14.7%	—

Pre-tax earnings (loss) from continuing operations	$220	$248	$(28)
Income tax benefit	(23)	(16)	(7)
Earnings from equity investments	3	3	—
Loss from discontinued operations, net of tax	(10)	—	(10)
Non-controlling interests	(2)	1	(3)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$238	$266	$(28)

Net earnings attributable to FNFV Group common shareholders	$(8)	$—	$(8)
Net earnings (loss) attributable to FNF Group common shareholders	$246	$266	$(20)

EPS from continuing operations attributable to FNF, Inc. common shareholders - basic	$0.90
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.88

FNF, Inc. weighted average shares - basic	272
FNF, Inc. weighted average shares - diluted	281

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2017
Net earnings (loss) attributable to FNF, Inc. common shareholders	$238	$266	$(28)

Loss from discontinued operations, net of tax	(10)	—	(10)
Non-controlling interests of discontinued operations	(2)	—	(2)

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$246	$266	$(20)

Total non-GAAP, pre-tax adjustments	$30	$25	$5
Income taxes on non-GAAP adjustments	(10)	(8)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Tax reform	(93)	(103)	10
Total non-GAAP adjustments	$(76)	$(89)	$13

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$170	$177	$(7)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.60

Direct orders opened (000's)	445	445
Direct orders closed (000's)	357	357
Fee per file	$2,425	$2,425
Actual title claims paid	$63	$63

Cash flows provided by operations	$175
Cash flows provided by operations attributable to FNF Group	$183
Cash flows provided by operations attributable to FNFV Group	$(8)

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2016
Direct title premiums	$579	$579	$—
Agency title premiums	692	692	—
Escrow, title related and other fees	621	541	80
Total title and escrow	1,892	1,812	80

Interest and investment income	32	33	(1)
Realized gains and losses, net	(3)	(1)	(2)
Total revenue	1,921	1,844	77

Personnel costs	596	581	15
Agent commissions	525	525	—
Other operating expenses	432	372	60
Depreciation and amortization	44	39	5
Claim loss credit	(33)	(33)	—
Interest expense	16	—	16
Total expenses	1,580	1,484	96

Pre-tax earnings (loss) from continuing operations	$341	$360	$(19)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	1	2
Purchase price amortization	28	23	5
Claims reserve adjustment	(97)	(97)	—
Other legal accruals	5	5	—
Total non-GAAP adjustments before taxes	$(61)	$(68)	$7

Adjusted pre-tax earnings (loss) from continuing operations	$280	$292	$(12)
Adjusted pre-tax margin from continuing operations	14.6%	15.8%	—

Pre-tax earnings (loss) from continuing operations	$341	$360	$(19)

Income tax expense (benefit)	125	135	(10)
Earnings from equity investments	5	4	1
Earnings from discontinued operations, net of tax	12	—	12
Non-controlling interests	10	(1)	11

Net earnings (loss) attributable to FNF, Inc. common shareholders	$223	$230	$(7)

Net loss attributable to FNFV Group common shareholders	$(8)	$—	$(8)
Net earnings attributable to FNF Group common shareholders	$231	$230	$1
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$222	$230	$(8)
EPS attributable to FNF, Inc. common shareholders - basic	$0.85
EPS attributable to FNF, Inc. common shareholders - diluted	$0.83
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.80
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2016
Net earnings (loss) attributable to FNF, Inc. common shareholders	$223	$230	$(7)

Earnings from discontinued operations, net of tax	12	—	12
Non-controlling interests of discontinued operations	11	—	11

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$222	$230	$(8)

Total non-GAAP, pre-tax adjustments	$(61)	$(68)	$7
Income taxes on non-GAAP adjustments	26	28	(2)
Noncontrolling interest on non-GAAP adjustments	(5)	(5)	—
Total non-GAAP adjustments	$(40)	$(45)	$5

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$182	$185	$(3)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.65

Direct orders opened (000's)	474	474
Direct orders closed (000's)	419	419
Fee per file	$2,091	$2,091
Actual title claims paid	$76	$76

Cash flows provided by operations	$416
Cash flows provided by operations attributable to FNF Group	$372
Cash flows provided by operations attributable to FNFV Group	$44

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2017
Direct title premiums	$2,170	$2,170	$—
Agency title premiums	2,723	2,723	—
Escrow, title related and other fees	2,637	2,181	456
Total title and escrow	7,530	7,074	456

Interest and investment income	131	131	—
Realized gains and losses, net	2	6	(4)
Total revenue	7,663	7,211	452

Personnel costs	2,460	2,366	94
Agent commissions	2,089	2,089	—
Other operating expenses	1,781	1,404	377
Depreciation and amortization	183	159	24
Claim loss expense	238	238	—
Interest expense	48	—	48
Total expenses	6,799	6,256	543

Pre-tax earnings (loss) from continuing operations	$864	$955	$(91)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(2)	(6)	4
Management fee	1	1	—
Purchase price amortization	113	94	19
Spin-off costs	4	—	4
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$117	$90	$27

Adjusted pre-tax earnings (loss) from continuing operations	$981	$1,045	$(64)
Adjusted pre-tax margin from continuing operations	12.8%	14.5%	—

Pre-tax earnings (loss) from continuing operations	$864	$955	$(91)

Income tax expense (benefit)	235	274	(39)
Earnings from equity investments	10	10	—
Earnings from discontinued operations, net of tax	155	—	155
Non-controlling interests	23	1	22

Net earnings attributable to FNF, Inc. common shareholders	$771	$690	$81

Net earnings attributable to FNFV Group common shareholders	$109	$—	$109
Net earnings (loss) attributable to FNF Group common shareholders	$662	$690	$(28)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$639	$690	$(51)
EPS attributable to FNF, Inc. common shareholders - basic	$2.44
EPS attributable to FNF, Inc. common shareholders - diluted	$2.38
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.30
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2017
Net earnings attributable to FNF, Inc. common shareholders	$771	$690	$81

Earnings from discontinued operations, net of tax	155	—	155
Non-controlling interests of discontinued operations	23	—	23

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$639	$690	$(51)

Total non-GAAP, pre-tax adjustments	$117	$90	$27
Income taxes on non-GAAP adjustments	(39)	(29)	(10)
Noncontrolling interest on non-GAAP adjustments	(13)	(13)	—
Nondeductible income taxes on litigation and regulatory settlements	21	21	—
Tax reform	(93)	(103)	10
Total non-GAAP adjustments	$(7)	$(34)	$27

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$632	$656	$(24)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.27

Direct orders opened (000's)	1,942	1,942
Direct orders closed (000's)	1,428	1,428
Fee per file	$2,346	$2,346
Actual title claims paid	$231	$231

Cash flows provided by operations	$737
Cash flows provided by operations attributable to FNF Group	$871
Cash flows provided by operations attributable to FNFV Group	$(134)

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2016
Direct title premiums	$2,097	$2,097	$—
Agency title premiums	2,626	2,626	—
Escrow, title related and other fees	2,416	2,128	288
Total title and escrow	7,139	6,851	288

Interest and investment income	126	127	(1)
Realized gains and losses, net	(8)	—	(8)
Total revenue	7,257	6,978	279

Personnel costs	2,275	2,214	61
Agent commissions	1,998	1,998	—
Other operating expenses	1,648	1,436	212
Depreciation and amortization	160	148	12
Claim loss expense	157	157	—
Interest expense	64	—	64
Total expenses	6,302	5,953	349

Pre-tax earnings (loss) from continuing operations	$955	$1,025	$(70)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	8	—	8
Purchase price amortization	97	89	8
Claims reserve adjustment	(97)	(97)	—
Other legal accruals	11	11	—
Management fee	1	1	—
Total non-GAAP adjustments before taxes	$20	$4	$16

Adjusted pre-tax earnings (loss) from continuing operations	$975	$1,029	$(54)
Adjusted pre-tax margin from continuing operations	13.4%	14.7%	—

Pre-tax earnings (loss) from continuing operations	$955	$1,025	$(70)

Income tax expense (benefit)	347	386	(39)
Earnings from equity investments	14	13	1
Earnings from discontinued operations, net of tax	70	—	70
Non-controlling interests	42	(5)	47

Net earnings (loss) attributable to FNF, Inc. common shareholders	$650	$657	$(7)

Net (loss) earnings attributable to FNFV Group common shareholders	$(4)	$—	$(4)
Net earnings (loss) attributable to FNF Group common shareholders	$654	$657	$(3)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$627	$657	$(30)
EPS attributable to FNF, Inc. common shareholders - basic	$2.40
EPS attributable to FNF, Inc. common shareholders - diluted	$2.34
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.24
FNF, Inc. weighted average shares - basic	272
FNF, Inc. weighted average shares - diluted	280

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2016
Net earnings (loss) attributable to FNF, Inc. common shareholders	$650	$657	$(7)

Earnings from discontinued operations, net of tax	70	—	70
Non-controlling interests of discontinued operations	47	—	47

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$627	$657	$(30)

Total non-GAAP, pre-tax adjustments	$20	$4	$16
Income taxes on non-GAAP adjustments	(1)	5	(6)
Noncontrolling interest on non-GAAP adjustments	(17)	(17)	—
Total non-GAAP adjustments	$2	$(8)	$10

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$629	$649	$(20)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.25

Direct orders opened (000's)	2,184	2,184
Direct orders closed (000's)	1,575	1,575
Fee per file	$2,065	$2,065
Actual title claims paid	$245	$245

Cash flows provided by operations	$1,162
Cash flows provided by operations attributable to FNF Group	$1,081
Cash flows provided by operations attributable to FNFV Group	$81

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Quarterly Open Orders ('000's except % data)
Total open orders*	445	501	524	472	474	616	577	517
Total open orders per day*	7.2	8.0	8.2	7.6	7.6	9.6	9.0	8.3
Purchase % of open orders	60%	62%	66%	64%	53%	50%	57%	55%
Refinance % of open orders	40%	38%	34%	36%	47%	50%	43%	45%
Total closed orders*	357	367	370	334	419	433	401	322
Total closed orders per day*	5.8	5.8	5.8	5.4	6.8	6.8	6.3	5.2
Purchase % of closed orders	61%	65%	67%	58%	51%	54%	58%	55%
Refinance % of closed orders	39%	35%	33%	42%	49%	46%	42%	45%

Commercial (millions, except orders in '000's)
Total commercial revenue	$288	$250	$261	$224	$285	$233	$244	$211
Total commercial open orders	46.3	48.3	50.8	49.4	45.9	50.4	49.9	48.5
Total commercial closed orders	33.2	33.4	33.6	30.0	34.7	31.9	33.6	30.7

National commercial revenue	$165	$138	$148	$127	$167	$130	$144	$121
National commercial open orders	19.0	19.9	22.0	21.1	17.9	20.4	20.3	19.3
National commercial closed orders	12.1	13.1	13.3	11.2	12.8	11.7	11.6	10.6

Total Fee Per File
Fee per file	$2,425	$2,368	$2,428	$2,148	$2,091	$2,015	$2,116	$2,032
Residential and local commercial fee per file	$2,032	$2,066	$2,104	$1,829	$1,746	$1,762	$1,809	$1,713
Residential fee per file	$1,784	$1,856	$1,895	$1,623	$1,538	$1,594	$1,645	$1,522
Total commercial fee per file	$8,700	$7,500	$7,800	$7,500	$8,200	$7,300	$7,300	$6,900
National commercial fee per file	$13,600	$10,500	$11,100	$11,300	$13,000	$11,100	$12,400	$11,400

Total Staffing
Total field operations employees	11,200	11,700	11,300	11,000	11,100	11,400	10,900	10,900

FNTG Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	379	434	457	407	395	518	484	429
Total open orders per day*	6.1	7.0	7.2	6.6	6.4	8.1	7.5	6.9
Purchase % of open orders	66%	68%	72%	69%	59%	55%	63%	61%
Refinance % of open orders	34%	32%	28%	31%	41%	45%	37%	39%
Total closed orders*	311	325	324	277	352	369	338	265
Total closed orders per day*	5.0	5.1	5.1	4.5	5.7	5.8	5.3	4.3
Purchase % of closed orders	66%	70%	72%	63%	55%	58%	63%	60%
Refinance % of closed orders	34%	30%	28%	37%	45%	42%	37%	40%
Fee per file	$2,634	$2,543	$2,618	$2,395	$2,313	$2,205	$2,337	$2,261
Total title field operations employees	10,300	10,800	10,300	9,900	10,000	10,200	9,600	9,700

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Revenue (millions)	$185	$184	$191	$192	$198	$205	$203	$195
Total open orders*	66	67	67	65	79	98	93	87
Total open orders per day*	1.1	1.0	1.0	1.0	1.2	1.5	1.5	1.4
Purchase % of open orders	25%	23%	25%	25%	21%	17%	22%	24%
Refinance % of open orders	75%	77%	75%	75%	79%	83%	78%	76%
Total closed orders*	46	42	46	57	67	64	63	57
Total closed orders per day*	0.8	0.7	0.7	0.9	1.1	1.0	1.0	0.9
Purchase % of closed orders	22%	24%	28%	30%	24%	27%	27%	28%
Refinance % of closed orders	78%	76%	72%	70%	76%	73%	73%	72%
Fee per file	$1,013	$1,040	$1,047	$950	$932	$916	$940	$972
Total ServiceLink operations employees	900	900	1,000	1,100	1,100	1,200	1,300	1,200
* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. December 31, 2017	FNF, Inc. December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,481	$4,831
Goodwill	2,746	2,555
Title plant	398	395
Total assets	9,151	14,463
Notes payable	759	987
Reserve for title claim losses	1,490	1,487
Secured trust deposits	830	860
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	20	902
Total equity and redeemable non-controlling interests	4,811	7,242
Total equity attributable to common shareholders	4,447	5,996

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